EXHIBIT A
                              (AS OF MAY 7, 2018)
                              SERIES OF THE TRUST
SERIES                                                         EFFECTIVE DATE
------                                                         --------------

First Trust NASDAQ Technology Dividend Index Fund              August 10, 2012

Multi-Asset Diversified Income Index Fund                      August 10, 2012

International Multi-Asset Diversified Income Index Fund        August 16, 2013

First Trust Hedged BuyWrite Income ETF                         January 7, 2014

First Trust BuyWrite Income ETF                                January 7, 2014

First Trust Rising Dividend Achievers ETF                      January 7, 2014

First Trust RBA Quality Income ETF                             February 24, 2014

First Trust RBA American Industrial Renaissance(TM)            February 24, 2014

First Trust Dorsey Wright Focus 5 ETF                          March 4, 2014

First Trust Dorsey Wright International Focus 5 ETF            July 17, 2014

First Trust Dorsey Wright Dynamic Focus 5 ETF                  March 8, 2016

First Trust Nasdaq Oil & Gas ETF                               August 30, 2016

First Trust Nasdaq Food & Beverage ETF                         August 30, 2016

First Trust Nasdaq Retail ETF                                  August 30, 2016

First Trust Nasdaq Bank ETF                                    August 30, 2016

First Trust Nasdaq Transportation ETF                          August 30, 2016

First Trust Nasdaq Pharmaceuticals ETF                         August 30, 2016

First Trust Nasdaq Semiconductor ETF                           August 30, 2016

Developed International Equity Select ETF                      June 19, 2017

Emerging Markets Equity Select ETF                             June 19, 2017

Large Cap US Equity Select ETF                                 June 19, 2017

Mid Cap US Equity Select ETF                                   June 19, 2017

Small Cap US Equity Select ETF                                 June 19, 2017

US Equity Dividend Select ETF                                  June 19, 2017


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First Trust SMID Cap Rising Dividend Achievers ETF             October 31, 2017

First Trust Indxx Innovative Transaction & Process ETF         January 23, 2018

First Trust Nasdaq Artificial Intelligence and Robotics ETF    February 12, 2018

First Trust Dorsey Wright DALI 1 ETF                           May 11, 2018